UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2018

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 13, 2018, IRIDEX Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated and Roth Capital Partners, LLC as the underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 1,666,667 shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share (the “Shares”), all of which are being sold by the Company. The offering price to the public is $6.00 per share. Under the terms of the Underwriting Agreement, the Company had granted the Underwriters a 30-day option to purchase up to 250,000 additional shares of Common Stock, which was exercised on September 14, 2018.

The Shares and any additional shares of Common Stock purchased by the Underwriters under their option to purchase additional shares will be sold pursuant to an effective registration statement on Form S-3 (File No. 333-213094) (the “Registration Statement”), which the Securities and Exchange Commission declared effective on August 26, 2016, and a prospectus dated August 26, 2016 included in the Registration Statement, as supplemented by a prospectus supplement dated September 13, 2018. The closing of the Offering and the delivery of the Shares are expected to take place on September 18, 2018, subject to the satisfaction of customary closing conditions.

The Company expects to receive net proceeds from the Offering of approximately $10.5 million, which includes the exercise of the Underwriters’ option to purchase additional shares in full, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for working capital and other general corporate purposes. The Company may also use a portion of the net proceeds for licensing or acquiring intellectual property or technologies to incorporate in its products, capital expenditures, to fund possible investments in and acquisitions of complementary businesses, partnerships, minority investments or to repay indebtedness.

The Underwriting Agreement contains customary representations, warranties, covenants, conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Underwriting Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed to by the contracting parties.

A copy of the legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the validity of the Shares to be issued and sold in the Offering (including any additional shares of Common Stock issued by the Company and sold by the Underwriters under the Underwriters’ option to purchase additional shares) is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

On September 13, 2018 and September 14, 2018, the Company issued press releases announcing the launch and pricing of the Offering, respectively. A copy of each of the press releases is filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations with respect to the offering, including its ability to complete the offering and its expected and intended use of proceeds from the offering. These and any other forward-looking statements in this report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering, as well as risks and uncertainties detailed in the Company’s periodic filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 30, 2017, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, the final prospectus supplement related to the offering filed with the SEC on September 14, 2018 and from time to time the Company’s other investor communications. The Company is providing the information in this report as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2018, by and between IRIDEX Corporation, Stifel, Nicolaus & Company, Incorporated and Roth Capital Partners, LLC as representative of the underwriters named therein.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in its opinion filed as Exhibit 5.1)

99.1	Press Release dated September 13, 2018.

99.2	Press Release dated September 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ William M. Moore
William M. Moore President and Chief Executive Officer

Date: September 18, 2018